EXHIBIT 31(1)

                      CERTIFICATION PURSUANT TO RULE 13A-14
           OF THE SECURITIES EXCHANGE ACT OF 1934 AS ADOPTED PURSUANT
                TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
                                       OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

I, Robert S. Benou, Chairman, Chief Executive Officer and Chief Financial Officer of Conolog Corporation (the "Registrant"), certify that:

1.    I have reviewed this quarterly report on Form 10-QSB of the Registrant;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this quarterly report;

4. The Registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Registrant and have:

      a. Designed such disclosure controls and procedures, or caused such internal disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particular during the period which this report is being prepared;

      b. Evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosures controls and procedures, as of the end of the period covered by this quarterly report on such evaluation; and

      c. Disclosed in this report any change in the Registrant's internal financial reporting that occurred during the Registrant's most recent fiscal quarter (the Registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonable likely to materially affect, the Registrant's internal control over the financial reporting; and

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5.    The Registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Registrant's auditors and the audit committee of Registrant's board of directors (or persons performing the applicable equivalent functions):

      a. All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonable likely to adversely affect the Registrant's ability to record, process, summarize and report financial data; and

      b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal control over financial reporting.


Date: March 15, 2004                     By: /s/ ROBERT S. BENOU
                                         -----------------------
                                         Robert S. Benou
                                         Chairman, Chief Executive Officer
                                         and Chief Financial Officer